UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03721

Dreyfus Intermediate Municipal Bond Fund, Inc.

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11 /30 /15

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Intermediate Municipal Bond Fund, Inc.

SEMIANNUAL REPORT November 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORM ATION

Back Cover

Dreyfus Intermediate Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the 6-month period from June 1, 2015, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. The reporting period began in the wake of rising U.S. stock prices over the spring of 2015, which drove some broad measures of market performance to new record highs. Although those gains were more than erased over the summer of 2015 when global economic instability undermined investor sentiment, a renewed rally in the fall helped mitigate losses. Most large-cap stock indices ended the reporting period with flat to mildly negative returns, while smaller stocks lost some value. International stocks mostly provided negative returns, but developed markets fared far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced generally flat total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

December 17, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015, through November 30, 2015, as provided by Thomas Casey and Christine Todd, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended November 30, 2015, Dreyfus Intermediate Municipal Bond Fund, Inc. achieved a total return of 2.29%.1 In comparison, the Barclays 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.42% for the same period.2

Intermediate-term municipal bonds gained a degree of value over the reporting period despite heightened market volatility amid shifting economic sentiment. The fund’s higher quality, lower yielding holdings dampened its performance compared to its benchmark.

The Fund’s Investment Approach

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”). The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Improving Credit Quality Supported Municipal Bonds

Municipal bonds encountered heightened volatility stemming from bouts of domestic and global economic uncertainty. The reporting period began in the midst of rising long-term interest rates as U.S. economic growth reaccelerated from an earlier soft patch. However, renewed concerns about global economic instability—including a debt crisis in Greece, and a persistent economic slowdown and currency devaluation in China—pushed bond yields lower and prices higher over the summer. In the fall, declining commodity prices and global economic worries continued to put downward pressure on most bond yields. The resulting market volatility had a smaller impact on municipal bonds than U.S. Treasury securities, and intermediate-term municipal bonds proved less sensitive to volatility than their long-term counterparts.

The municipal bond market also weathered some volatility when new issuance volumes continued to increase in response to issuers rushing to refinance existing debt before

DISCUSSION OF FUND PERFORMANCE (continued)

expected hikes in short-term interest rates. Meanwhile, although investors adopted more risk-averse investment postures during a time of economic uncertainty, demand for municipal bonds remained strong and steady as investors remained attracted to the tax exempt market’s competitive after-tax yields compared to U.S. Treasury securities.

Despite isolated pockets of credit weakness in Puerto Rico, Illinois, and New Jersey, municipal bonds generally benefited during the reporting period from the ongoing U.S. economic recovery. Credit conditions for most issuers improved as tax revenues continued to climb beyond pre-recession levels for many states and local municipalities.

Revenue Bonds Bolstered Fund Results

Investors favored securities generating competitive levels of current after-tax income during the reporting period, and the fund’s higher quality, lower yielding holdings—including those backed by education facilities, special taxes, and water facilities—detracted from its results compared to the benchmark.

The fund achieved better relative performance through an emphasis on revenue bonds. Results were particularly attractive among A- and BBB-rated bonds backed by hospitals, airports, public power utilities, and the states’ settlement of litigation with U.S. tobacco companies. The fund further benefited during the reporting period from lack of direct exposure to struggling Puerto Rico bonds.

Our interest-rate strategies also generally proved effective over the reporting period. A mildly long average duration, an emphasis on maturities in the eight- to twelve-year range, and correspondingly light positions in two- to four-year maturities helped the fund earn higher yields and participate more fully in gains when yield differences narrowed along the market’s maturity spectrum.

A Constructive Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow and fiscal conditions generally improve. Therefore, we have looked for opportunities to add higher yielding securities when attractively valued opportunities arise. We have retained the fund’s focus on revenue-backed bonds, and we have maintained a slightly long average duration, including overweighted exposure to bonds with maturities toward the longer end of the intermediate-term range. Conversely, we have established underweighted positions in shorter term securities that could prove vulnerable to rising short-term interest rates. Indeed, soon after the reporting period’s end, the Federal Reserve Board implemented its first short-term rate hike in nearly 10 years.

December 17, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risks compared with investment grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other instruments.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

Expenses paid per $1,000†	$ 3.74
Ending value (after expenses)	$ 1,022.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

Expenses paid per $1,000†	$ 3.74
Ending value (after expenses)	$ 1,021.30

† Expenses are equal to the fund's annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2015 (Unaudited)

Long-Term Municipal Investments - 98.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Alabama - 2.5%
Alabama Port Authority, Docks Facilities Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/22	3,000,000	3,101,880
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,500,000	1,825,635
Jefferson County, Limited Obligation School Warrants	5.25	1/1/17	5,050,000	5,079,441
Jefferson County, Limited Obligation School Warrants	5.25	1/1/19	2,150,000	2,162,535
University of Alabama Board of Trustees, General Revenue (The University of Alabama)	5.00	7/1/24	6,025,000	7,139,203
				19,308,694
Alaska - .6%
Alaska Industrial Development and Export Authority, Revolving Fund Revenue	5.25	4/1/24	3,780,000	4,341,557
Arizona - 2.0%
Phoenix Civic Improvement Corporation, Junior Lien Wastewater System Revenue	5.00	7/1/28	5,000,000	5,945,550
Pima County, Sewer System Revenue Obligations (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/23	3,250,000	3,717,382
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	12/1/27	4,500,000	5,353,695
				15,016,627
Arkansas - .6%
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/35	2,685,000	3,082,058
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/36	1,585,000	1,812,749
				4,894,807
California - 15.3%
Arcadia Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/20	1,635,000	[a] 1,374,381
Bay Area Toll Authority, San Francisco Bay Area Subordinate Lien Toll Bridge Revenue	5.00	4/1/27	1,750,000	2,067,590
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	5.00	4/1/22	3,500,000	4,223,660
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue (Prerefunded)	5.25	4/1/19	6,000,000	[b] 6,834,600

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 15.3% (continued)
California, GO (Various Purpose)	5.25	10/1/20	18,060,000		20,933,888
California, GO (Various Purpose)	5.25	3/1/22	1,250,000		1,458,125
California, GO (Various Purpose)	5.00	9/1/23	2,500,000		3,076,700
California, GO (Various Purpose)	5.63	4/1/25	3,500,000		4,022,305
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	2,500,000	[b]	2,874,050
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.25	8/15/22	3,000,000		3,336,780
California Housing Finance Agency, Home Mortgage Revenue (Insured; FGIC)	4.40	2/1/18	3,300,000		3,363,195
California Housing Finance Agency, Home Mortgage Revenue (Insured; FGIC)	4.40	8/1/18	3,310,000		3,369,944
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	3/1/26	1,500,000		1,779,765
California State Public Works Board, LR (Various Capital Projects)	5.00	12/1/26	4,355,000		5,234,318
California State University Trustees, Systemwide Revenue	5.00	11/1/22	5,000,000		5,971,450
Clovis Unified School District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	8/1/22	10,415,000	[a]	9,140,621
Coast Community College District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	8/1/20	1,855,000	[a]	1,708,937
Los Angeles Harbor Department, Revenue	5.00	8/1/19	1,425,000		1,613,471
Orange County Transportation Authority, Senior Lien Toll Road Revenue (91 Express Lanes)	5.00	8/15/28	2,500,000		2,912,550
Sacramento City Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	7/1/23	5,065,000	[a]	4,232,922
San Diego County Water Authority, Water Revenue	5.00	5/1/28	5,000,000		5,792,800
San Diego Public Facilities Financing Authority, Subordinated Water Revenue (Payable Solely from Subordinated Installment Payments Secured by Net System Revenues of the Water Utility Fund)	5.00	8/1/28	2,000,000		2,357,900
San Diego Public Facilities Financing Authority, Water Revenue	5.00	8/1/24	7,560,000		8,803,847
Southern California Public Power Authority, Revenue (Canyon Power Project)	5.00	7/1/23	5,000,000		5,705,950

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 15.3% (continued)
Southern California Public Power Authority, Revenue (Windy Point/Windy Flats Project)	5.00	7/1/23	1,850,000	2,157,378
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	4.75	6/1/25	875,000	875,096
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project)	5.00	1/1/22	2,000,000	2,217,340
University of California Regents, General Revenue	5.25	5/15/23	125,000	134,581
				117,574,144
Colorado - 3.6%
City and County of Denver, Airport System Subordinate Revenue	5.50	11/15/26	15,640,000	18,618,325
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	5,355,000	6,013,022
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/18	3,000,000	[a] 2,859,090
				27,490,437
Connecticut - 1.5%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	2,500,000	3,051,450
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/32	5,500,000	6,428,620
Connecticut Health and Educational Facilities Authority, Revenue (Wesleyan University Issue)	5.00	7/1/26	1,000,000	1,140,720
Connecticut Health and Educational Facilities Authority, Revenue (Wesleyan University Issue)	5.00	7/1/27	1,000,000	1,140,720
				11,761,510
District of Columbia - 2.5%
District of Columbia, HR (Children's Hospital Obligated Group Issue) (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	5.25	7/15/18	1,255,000	1,340,114
District of Columbia, Income Tax Secured Revenue	5.00	12/1/25	2,500,000	2,855,450
District of Columbia Water and Sewer Authority, Public Utility Subordinate Lien Revenue	5.00	10/1/27	5,980,000	7,010,234
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/25	3,000,000	3,520,710

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
District of Columbia - 2.5% (continued)
Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds	5.25	7/1/23	3,725,000		4,232,792
				18,959,300
Florida - 8.1%
Broward County, Airport System Revenue	5.00	10/1/22	3,605,000		4,265,544
Broward County, Port Facilities Revenue	5.00	9/1/21	4,340,000		5,038,089
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	16,000,000		19,173,760
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/21	5,000,000		5,810,100
Collier County School Board, COP (Master Lease Program Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.25	2/15/20	3,500,000		4,035,045
Collier County School Board, COP (Master Lease Program Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.25	2/15/22	2,000,000		2,399,340
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/30	1,250,000		1,456,900
Hillsborough County, GO (Unincorporated Area Parks and Recreation Program) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/22	1,155,000		1,384,372
Jacksonville Economic Development Commission, Health Care Facilities Revenue (Florida Proton Therapy Institute Project)	6.00	9/1/17	925,000	[c]	992,201
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/24	2,500,000		3,032,975
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/34	2,000,000		2,227,000
Miami-Dade County, Seaport Revenue	5.75	10/1/28	1,500,000		1,789,545
Miami-Dade County, Subordinate Special Obligation Revenue	5.00	10/1/26	1,000,000		1,163,340
Miami-Dade County, Water and Sewer System Revenue (Prerefunded)	5.38	10/1/18	5,000,000	[b]	5,616,100
Orlando Utilities Commission, Utility System Revenue	5.00	10/1/23	2,500,000		2,782,175
Palm Bay, Educational Facilities Revenue (Patriot Charter School Project)	6.75	7/1/22	3,000,000	[d]	899,790
				62,066,276

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Georgia - 2.4%
Atlanta, Water and Wastewater Revenue	5.00	11/1/31	2,000,000		2,351,180
Atlanta, Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	3,000,000	[b]	3,562,560
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/27	1,000,000		1,188,930
DeKalb County, Water and Sewerage Revenue	5.25	10/1/25	4,000,000		5,027,320
Main Street Natural Gas, Inc., Gas Project Revenue (Guaranty Agreement; Merrill Lynch and Co., Inc.)	5.50	9/15/28	2,530,000		3,062,616
Municipal Electric Authority of Georgia, Revenue (Project One Subordinated Bonds)	5.75	1/1/19	2,660,000		2,981,541
				18,174,147
Hawaii - .9%
Hawaii, Airports System Revenue	5.00	7/1/18	6,000,000		6,585,240
Idaho - .2%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group) (Prerefunded)	6.13	12/1/18	1,450,000	[b]	1,671,154
Illinois - 10.9%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.50	1/1/26	3,300,000		3,820,740
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	3,530,000		4,114,709
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/29	4,000,000		4,493,240
Chicago, GO	5.00	1/1/34	4,125,000		4,145,872
Chicago, GO (Modern Schools Across Chicago Program) (Insured; AMBAC)	5.00	12/1/24	2,270,000		2,317,012
Chicago, GO (Neighborhoods Alive 21 Program)	5.50	1/1/31	2,700,000		2,884,896
Chicago, Second Lien Wastewater Transmission Revenue Project Bonds	5.00	1/1/26	2,500,000		2,797,525
Chicago Park District, Limited Tax GO	5.00	1/1/28	1,000,000		1,093,030
Chicago Park District, Limited Tax GO	5.00	1/1/30	2,060,000		2,224,697
Cook County Community High School District Number 219, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/24	2,020,000		2,168,955
Illinois, Sales Tax Revenue	5.00	6/15/18	1,700,000		1,861,619

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 10.9% (continued)
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/28	9,005,000	10,403,116
Illinois Finance Authority, Revenue (OFS Healthcare System)	5.00	11/15/28	1,205,000	1,392,739
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/33	2,140,000	2,434,421
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/25	5,000,000	5,623,300
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	5,000,000	5,494,400
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project) (Insured; National Public Finance Guarantee Corp.)	5.55	6/15/21	1,665,000	1,792,739
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.00	6/1/18	2,290,000	2,491,749
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.25	6/1/21	3,300,000	3,846,315
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.50	6/1/23	2,750,000	3,211,368
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	2,385,000	2,835,860
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/26	7,595,000	8,689,212
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/32	3,655,000	4,079,053
				84,216,567
Indiana - 2.6%
Indiana Finance Authority, Educational Facilities Revenue (Butler University Project)	5.00	2/1/30	1,400,000	1,554,910
Indiana Finance Authority, First Lien Wastewater Utility Revenue (CWA Authority Project)	5.25	10/1/23	2,500,000	2,947,275
Indianapolis, Gas Utility Distribution System Second Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/23	3,500,000	4,051,845
Indianapolis, Thermal Energy System First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/18	7,700,000	8,496,257
Richmond Hospital Authority, Revenue (Reid Hospital Project)	5.00	1/1/28	2,440,000	2,816,077
				19,866,364
Iowa - .3%
Iowa Finance Authority, State Revolving Fund Revenue	5.00	8/1/24	2,000,000	2,354,160

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Kentucky - 1.2%
Kentucky Public Transportation Infrastructure Authority, Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	6,250,000	6,631,125
Pikeville, Hospital Improvement Revenue (Pikeville Medical Center, Inc. Project)	6.25	3/1/23	2,195,000	2,565,955
				9,197,080
Louisiana - 2.6%
Louisiana State University Board of Supervisors and Agricultural and, Mechanical College, Auxiliary Revenue	5.00	7/1/25	2,000,000	2,251,840
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/27	17,500,000	18,126,325
				20,378,165
Maryland - .6%
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.38	6/1/25	1,500,000	1,626,630
Maryland Health and Higher Educational Facilities Authority, Revenue (Peninsula Regional Medical Center Issue)	5.00	7/1/31	1,740,000	1,953,324
Maryland Health and Higher Educational Facilities Authority, Revenue (The Johns Hopkins Health System Obligated Group Issue)	5.00	7/1/24	1,155,000	1,369,772
				4,949,726
Massachusetts - 4.2%
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/23	3,250,000	3,903,250
Massachusetts College Building Authority, Revenue	5.00	5/1/27	1,800,000	2,124,198
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/23	2,550,000	2,863,982
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,000,000	1,172,820
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	5.50	1/1/22	2,990,000	3,473,991
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.00	7/1/22	6,645,000	7,463,465
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	10/15/23	2,500,000	2,983,475
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/24	5,000,000	6,020,300

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 4.2% (continued)
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/28	2,000,000	2,367,300
				32,372,781
Michigan - 3.6%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,635,000	1,835,467
Detroit School District, School Building and Site Improvement Bonds (GO - Unlimited Tax) (Insured; FGIC)	6.00	5/1/19	2,965,000	3,400,618
Michigan, GO (Environmental Program)	5.00	11/1/19	2,000,000	2,291,720
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	3,180,000	3,756,470
Michigan Finance Authority, HR (Oakwood Obligated Group)	5.00	8/15/30	3,870,000	4,293,494
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,130,170
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/23	5,000,000	5,815,750
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/18	2,500,000	2,722,600
Wayne County Airport Authority, Junior Lien Airport Revenue (Detroit Metropolitan Wayne County Airport) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	2,500,000	2,652,600
				27,898,889
Minnesota - .2%
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/24	1,000,000	1,215,450
Missouri - 2.4%
Kansas City, General Improvement Airport Revenue	5.00	9/1/19	4,000,000	4,500,520
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,495,000	1,687,765
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/30	2,425,000	2,710,665

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Missouri - 2.4% (continued)
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/35	3,705,000	4,163,864
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Iatan 2 Project)	5.00	1/1/32	1,550,000	1,763,916
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/30	3,270,000	3,783,848
				18,610,578
Nebraska - 1.0%
Public Power Generation Agency, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/29	4,750,000	5,443,595
Public Power Generation Agency, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/30	2,250,000	2,565,180
				8,008,775
Nevada - 2.2%
Clark County, Airport System Revenue	5.00	7/1/22	3,300,000	3,737,844
Clark County School District, Limited Tax GO	5.00	6/15/25	4,950,000	5,318,824
Director of the State of Nevada Department of Business and Industry, SWDR (Republic Services, Inc. Project)	5.63	6/1/18	5,000,000	5,388,300
Las Vegas Valley Water District, Limited Tax GO (Additionally Secured by Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/25	2,100,000	2,495,514
				16,940,482
New Hampshire - .7%
New Hampshire Business Finance Authority, PCR (The United Illuminating Company Project) (Insured; AMBAC)	0.38	10/1/33	6,000,000	[e] 5,707,500
New Jersey - 2.1%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/28	2,250,000	2,380,388
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/29	1,400,000	1,512,280
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/31	4,000,000	4,275,400
Rutgers The State University, GO	5.00	5/1/29	6,840,000	7,986,316
				16,154,384

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Mexico - 1.3%
New Mexico Hospital Equipment Loan Council, Hospital System Revenue (Presbyterian Healthcare Services) (Prerefunded)	6.00	8/1/18	2,500,000	[b]	2,828,525
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	0.88	8/1/19	5,000,000	[e]	4,970,250
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue (SBPA; Royal Bank of Canada)	0.78	2/1/19	2,500,000	[e]	2,496,950
				10,295,725
New York - 6.4%
New York City, GO	5.00	8/1/20	2,655,000		3,099,474
New York City, GO	5.00	3/1/25	3,300,000		4,000,359
New York City, GO	5.00	8/1/28	5,000,000		5,833,750
New York City, GO (Prerefunded)	5.00	8/1/16	50,000	[b]	51,559
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/22	4,385,000		5,022,579
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/20	3,035,000		3,358,986
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/28	4,400,000		5,250,696
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	2,000,000		2,388,920
New York State Dormitory Authority, Revenue (New York University Hospitals Center) (Prerefunded)	5.25	7/1/17	300,000	[b]	317,757
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.25	2/15/21	2,490,000		2,810,065
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/25	3,925,000		4,813,463
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	4,000,000		4,680,840
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Prerefunded)	5.25	2/15/19	10,000	[b]	11,361
Suffolk Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.38	6/1/28	810,000		811,069

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 6.4% (continued)
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	1/1/19	1,500,000	1,684,065
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.48	12/3/19	5,000,000	[e] 4,932,750
				49,067,693
North Carolina - .8%
North Carolina, Capital Improvement Limited Obligation Bonds	5.00	5/1/30	4,000,000	4,660,320
North Carolina Eastern Municipal Power Agency, Power System Revenue (Escrowed to Maturity)	5.00	1/1/21	1,200,000	1,393,920
				6,054,240
Ohio - .5%
Montgomery County, Revenue (Miami Valley Hospital)	5.75	11/15/22	2,970,000	3,539,260
Oregon - .2%
Port of Portland, Revenue (Portland International Airport)	5.00	7/1/35	1,000,000	1,155,600
Pennsylvania - 2.0%
Allegheny County Airport Authority, Airport Revenue (Pittsburgh International Airport) (Insured; FGIC)	5.00	1/1/19	3,395,000	3,762,848
Chester County Industrial Development Authority, Revenue (Avon Grove Charter School Project)	5.65	12/15/17	265,000	275,343
Montgomery County Higher Education and Health Authority, HR (Abington Memorial Hospital Obligated Group)	5.00	6/1/21	6,585,000	7,579,401
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/27	1,800,000	2,081,808
Philadelphia Authority for Industrial Development, Revenue (Independence Charter School Project)	5.38	9/15/17	740,000	764,701
Philadelphia School District, GO	5.00	9/1/17	1,160,000	1,236,537
				15,700,638
South Carolina - 1.1%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/20	5,000,000	5,705,950
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/25	2,320,000	2,821,491
				8,527,441
Texas - 6.7%
Austin, Electric Utility System Revenue	5.00	11/15/23	1,550,000	1,792,637

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 6.7% (continued)
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/32	1,350,000		1,513,431
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	5,000,000		5,993,050
Harris County Metropolitan Transit Authority, Sales and Use Tax Revenue	5.00	11/1/27	2,500,000		2,960,875
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/28	2,500,000		2,883,850
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	2,325,000		2,670,170
Houston, Airport System Subordinate Lien Revenue (Insured; XLCA)	0.46	7/1/32	1,850,000	[e]	1,713,563
Houston, Combined Utility System First Lien Revenue	5.00	11/15/20	2,725,000		3,192,092
Houston, Combined Utility System First Lien Revenue	5.00	11/15/29	2,500,000		2,956,850
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/23	385,000		420,863
North Texas Tollway Authority, First Tier System Revenue (Prerefunded)	6.00	1/1/18	2,615,000	[b]	2,890,281
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	5,000,000		5,721,550
San Antonio, Municipal Drainage Utility System Revenue	5.00	2/1/28	5,000,000		5,849,900
San Antonio, Water System Revenue	5.00	5/15/29	1,355,000		1,551,895
Texas, GO (College Student Loan Bonds)	5.50	8/1/19	3,500,000		4,028,360
Texas Transportation Commission, Central Texas Turnpike System Second Tier Revenue	5.00	8/15/31	2,500,000		2,801,200
Texas Water Development Board, State Revolving Fund Subordinate Lien Revenue	5.00	7/15/23	2,000,000		2,268,840
				51,209,407
Virginia - .5%
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/22	3,000,000		3,552,330
Washington - 3.8%
Port of Seattle, Intermediate Lien Revenue	5.00	8/1/28	2,485,000		2,873,480
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/34	2,000,000		2,297,520

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Washington - 3.8% (continued)
Port of Seattle, Limited Tax GO	5.75	12/1/25	830,000	987,567
Port of Tacoma, Limited Tax GO (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/20	3,025,000	3,302,060
Seattle, Drainage and Wastewater Improvement Revenue	5.00	9/1/27	5,025,000	5,869,300
Washington, GO (Various Purpose)	5.00	2/1/22	2,500,000	2,889,475
Washington, Motor Vehicle Fuel Tax GO	5.00	7/1/23	5,030,000	6,136,801
Washington, Motor Vehicle Fuel Tax GO	5.00	2/1/24	4,315,000	5,211,743
				29,567,946
West Virginia - .2%
West Virginia University Board of Governors, University Improvement Revenue (West Virginia University Projects)	5.00	10/1/22	1,475,000	1,749,719
Wisconsin - .6%
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/28	1,890,000	2,196,690
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	2,250,000	2,500,448
				4,697,138
Total Investments (cost $717,763,881)			98.9%	760,831,931
Cash and Receivables (Net)			1.1%	8,487,608
Net Assets			100.0%	769,319,539

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, this security was valued at $992,201 or 0.1% of net assets.
d Non-income producing--security in default.
e Variable rate security--interest rate subject to periodic change.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	18.5
Education	14.5
Utility-Water and Sewer	9.5
Utility-Electric	9.0
Health Care	8.8
Special Tax	8.0
City	5.7
Prerefunded	3.9
State/Territory	2.9
Lease	2.4
Pollution Control	1.4
Housing	1.3
County	1.2
Industrial	1.1
Asset-Backed	.2
Other	10.5
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015 (Unaudited)

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	717,763,881	760,831,931
	Cash	1,897,508
	Interest receivable	9,574,537
	Receivable for shares of Common Stock subscribed	125,468
	Prepaid expenses	21,263
		772,450,707
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 3(b)	478,298
	Payable for investment securities purchased	2,203,100
	Payable for shares of Common Stock redeemed	372,394
	Accrued expenses	77,376
		3,131,168
	Net Assets ($)	769,319,539
	Composition of Net Assets ($):
	Paid-in capital	718,626,571
	Accumulated undistributed investment income—net	130,630
	Accumulated net realized gain (loss) on investments	7,494,288
	Accumulated net unrealized appreciation (depreciation) on investments	43,068,050
	Net Assets ($)	769,319,539
	Shares Outstanding
	(300 million shares of $.001 par value Common Stock authorized)	54,939,203
	Net Asset Value Per Share ($)	14.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2015 (Unaudited)

Investment Income ($):
Interest Income	13,193,105
Expenses:
Management fee—Note 3(a)	2,317,885
Shareholder servicing costs—Note 3(b)	360,642
Professional fees	47,623
Custodian fees—Note 3(b)	30,670
Directors’ fees and expenses—Note 3(c)	28,752
Prospectus and shareholders’ reports	24,197
Registration fees	16,304
Loan commitment fees—Note 2	5,188
Miscellaneous	31,032
Total Expenses	2,862,293
Less—reduction in fees due to earnings credits—Note 3(b)	(229)
Net Expenses	2,862,064
Investment Income—Net	10,331,041
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,342,918
Net unrealized appreciation (depreciation) on investments	4,058,515
Net Realized and Unrealized Gain (Loss) on Investments	7,401,433
Net Increase in Net Assets Resulting from Operations	17,732,474

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015
Operations ($):
Investment income—net	10,331,041	21,268,670
Net realized gain (loss) on investments	3,342,918	3,035,318
Net unrealized appreciation (depreciation) on investments	4,058,515	(8,461,908)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,732,474	15,842,080
Dividends to Shareholders from ($):
Investment income—net	(10,311,598)	(20,951,270)
Capital Stock Transactions ($):
Net proceeds from shares sold	17,608,490	56,864,837
Dividends reinvested	8,173,044	16,586,488
Cost of shares redeemed	(50,263,534)	(85,281,746)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(24,482,000)	(11,830,421)
Total Increase (Decrease) in Net Assets	(17,061,124)	(16,939,611)
Net Assets ($):
Beginning of Period	786,380,663	803,320,274
End of Period	769,319,539	786,380,663
Undistributed investment income—net	130,631	111,187
Capital Share Transactions (Shares):
Shares sold	1,266,566	4,057,966
Shares issued for dividends reinvested	587,044	1,185,014
Shares redeemed	(3,619,065)	(6,097,063)
Net Increase (Decrease) in Shares Outstanding	(1,765,455)	(854,083)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	November 30, 2015		Year Ended May 31,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.87	13.96	14.11	14.23	13.53	13.52
Investment Operations:
Investment income—net[a]	.19	.37	.40	.38	.44	.48
Net realized and unrealized gain (loss) on investments	.13	(.09)	(.00)[b]	(.05)	.70	.00[b]
Total from Investment Operations	.32	.28	.40	.33	1.14	.48
Distributions:
Dividends from investment income—net	(.19)	(.37)	(.39)	(.38)	(.44)	(.47)
Dividends from net realized gain on investments	-	-	(.16)	(.07)	-	-
Total Distributions	(.19)	(.37)	(.55)	(.45)	(.44)	(.47)
Net asset value, end of period	14.00	13.87	13.96	14.11	14.23	13.53
Total Return (%)	2.29[c]	2.00	2.99	2.28	8.53	3.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[d]	.73	.73	.73	.76	.75
Ratio of net expenses to average net assets	.74[d]	.73	.73	.73	.76	.75
Ratio of net investment income to average net assets	2.67[d]	2.68	2.90	2.65	3.17	3.53
Portfolio Turnover Rate	6.67[c]	19.54	22.74	20.26	15.11	21.46
Net Assets, end of period ($ x 1,000)	769,320	786,381	803,320	953,760	945,529	858,152

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	759,932,141	899,790	760,831,931

† See Statement of Investments for additional detailed categorizations.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 5/31/2015	900,060
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(270)
Purchases	-
Sales	-
Transfer into Level 3	-
Transfer out of Level 3	-
Balance as of 11/30/2015	899,790
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 11/30/2015	(270)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2015 was as follows: tax-exempt income $20,951,270. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2015, the fund was charged $210,162 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $96,625 for transfer agency services and $4,869 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $229.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $30,670 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2015, the fund was charged $3,919 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2015, the fund was charged $5,249 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $376,813, Shareholder Services Plan fees $28,000, custodian fees $35,609, Chief Compliance Officer fees $1,765 and transfer agency fees $36,111.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2015, amounted to $51,082,672 and $72,636,214, respectively.

At November 30, 2015, accumulated net unrealized appreciation on investments was $43,068,050, consisting of $45,751,786 gross unrealized appreciation and $2,683,736 gross unrealized depreciation.

At November 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis.

Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group median and above the Performance Universe median for all periods. The Dreyfus representatives noted the fund performance proximity to the Performance Group medians during the periods when performance was below median. The Board also noted that the fund’s yield performance was at or above the Performance Group median for eight of the ten one-year periods ended September 30th and above the Performance Universe median for all ten one-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

For More Information

Dreyfus Intermediate Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DITEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0947SA1115

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Intermediate Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 20, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)